SEGMENTS, MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION (Reconciliation of Operating Income (loss) of Reportable Segments) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Operating income (loss)
Total operating income (loss) of reportable segments	$ (6,516)	$ (11,599)	$ 1,493
Financial expenses, net	538	303	277
Income (loss) before income taxes	$ (7,054)	$ (11,902)	$ 1,216